UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 4, 2008
KAISER ALUMINUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-52105 (Commission File Number)	94-3030279 (I.R.S. Employer Identification No.)

27422 Portola Parkway, Suite 350 Foothill Ranch, California (Address of Principal Executive Offices)		92610-2831 (Zip Code)
(949) 614-1740
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 4, 2008 the board of directors of Kaiser Aluminum Corporation (the “Company”) appointed Neal West as Vice President and Chief Accounting Officer. Mr. West replaces Lynton Rowsell, who will continue his employment with the Company through June 27, 2008 to assist in the transition of his duties. As previously disclosed by the Company, Mr. Rowsell gave the Company his notice of resignation on May 19, 2008 and is expected to return to public accounting and Ernst & Young, LLC.
Mr. West, 49, joined the Company on June 2, 2008. Prior to joining the Company, Mr. West served as the Principal Accounting Officer of Gateway, Inc. from June 2005 to May 2008. Mr. West was also the Vice President and Corporate Controller of Gateway, Inc. from April 2005 to May 2008. Prior to joining Gateway, Inc., Mr. West was the Vice President and Controller for APL Logistic, Ltd. from April 2000 to April 2005. In addition, Mr. West has held a number of finance, service and support positions at APL Ltd. Mr. West also previously worked for Standard Pacific and West-Tronics, Inc. as Division Controller and Financial Manager. Mr. West is a certified public accountant and a certified management accountant and holds a Master of Science degree in Information Systems from Roosevelt University and a Bachelor of Science degree in Accounting and Business Administration from Illinois State University.
Mr. Rowsell’s resignation and Mr. West’s appointment are in no way related to any disagreement between the Company and Mr. Rowsell regarding the Company’s accounting or financial reporting practices.
A copy of the press release announcing Mr. West’s appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 8.01. Other Events.
On June 9, 2008, the Company announced that its Board of Directors has approved a share repurchase program authorizing the purchase of up to $75 million of its outstanding common stock, par value $0.01 per share. Based on the closing price of the Company’s common stock on June 4, 2008, a $75 million share repurchase would represent a repurchase of approximately 5.78% of the Company’s outstanding common stock.
On June 9, 2008, the Company also announced that its Board of Directors declared a quarterly cash dividend on its common stock of $0. 24 per share. The dividend will be payable on August 15, 2008 to stockholders of record as of the close of business on July 25, 2008.
A copy of the press release announcing the share repurchase program and the declaration of dividend is attached hereto as Exhibit 99.2 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
99.1	Press Release dated June 10, 2008 Announcing Appointment of Neal West.
99.2	Press Release dated June 9, 2008 Announcing Share Repurchase and Dividend Declaration.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)
By:	/s/ John M. Donnan
John M. Donnan
Senior Vice President, Secretary and General Counsel

Date: June 10, 2008

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated June 10, 2008 Announcing Appointment of Neal West.
99.2	Press Release dated June 9, 2008 Announcing Share Repurchase and Dividend Declaration.